Exhibit 99

MGM RESORTS INTERNATIONAL REPORTS THIRD QUARTER RESULTS

Las Vegas, Nevada, November 3, 2011 -- MGM Resorts International (NYSE: MGM) today reported improved financial results for the third quarter ended September 30, 2011. Diluted earnings per share attributable to MGM Resorts International was a loss of $0.25 per share compared to a loss of $0.72 per share in the prior year third quarter. The current quarter included an impairment charge of $0.11 per share compared to impairment charges of $0.51 in the prior year period. The current quarter results also include a full quarter of results related to MGM China Holdings Limited (“MGM China”), which the Company began consolidating as of June 3, 2011.

Key results for the third quarter of 2011 included the following:

•	Consolidated net revenue was $2.2 billion compared to $1.6 billion in the prior year quarter; excluding MGM China, consolidated net revenues increased 3% compared to the prior year quarter;
•	Rooms revenue from wholly owned domestic resorts increased 11% with a 13% increase in REVPAR(1) at the Company’s Las Vegas Strip resorts;
•	Consolidated operating income was $113 million compared to an operating loss of $206 million in the third quarter of 2010;
•	Consolidated Adjusted EBITDA(2) was $444 million in the 2011 quarter compared to $280 million in the 2010 quarter;
•	The Company’s wholly owned domestic resorts earned Adjusted Property EBITDA of $348 million, up 10% compared to the prior year quarter;
•	MGM China’s Adjusted Property EBITDA was $139 million ($150 million before branding fees) compared to $84 million in the prior year quarter; and
•	CityCenter’s Adjusted Property EBITDA related to resort operations increased 26% to $50 million.

“Our results show the inherent operating leverage in our business as this quarter represents the third consecutive quarter of year-over-year revenue, Adjusted Property EBITDA and Adjusted Property EBITDA margin growth for our wholly owned domestic resorts. Our forward booking trends remain strong both for our consumer retail segments and corporate events,” said Jim Murren, MGM Resorts International Chairman and CEO. “MGM China’s operating trends continue to improve with cash flow before branding fees increasing approximately 80% year-over-year. We are extremely pleased with our Cotai development plans while at the same time have some exciting expansion opportunities within our existing MGM Macau property.”

Certain Items Affecting Third Quarter Results

In the current quarter, the Company recorded an impairment charge of $80 million (or $0.11 per share, net of tax) related to Circus Circus Reno. The prior year quarter results include impairment charges totaling $357 million (or $0.51 per diluted share, net of tax) consisting of impairment charges of $191 million related to the Company’s investment in CityCenter, $38 million related to CityCenter’s residential real estate inventory, and $128 million related to the Company’s Borgata investment.

The following table lists items that affect the comparability of the current and prior year quarterly results in addition to the consolidation of MGM China (approximate EPS impact shown, net of tax, per share; negative amounts represent charges to income):

Three months ended September 30,	2011	2010
Property transactions, net:
Investment in CityCenter impairment charge	$—	$(0.28)
Investment in Borgata impairment charge	—	(0.17)
Circus Circus Reno impairment charge	(0.11)	—
Income (loss) from unconsolidated affiliates:
CityCenter residential impairment charge	—	(0.06)
CityCenter forfeited residential deposits income	—	0.02

Wholly Owned Domestic Resorts

Casino revenue related to wholly owned domestic resorts decreased 2% compared to the prior year quarter. The overall table games hold percentage in the third quarter of 2011 was near the low end of the Company’s normal range of 19% to 23%. The overall table games hold percentage in the prior year was near the mid-point of the Company’s normal range. Slots revenue increased 4% compared to the prior year quarter, with an increase of 6% at the Company’s Las Vegas Strip resorts.

Rooms revenue increased 11% with Las Vegas Strip REVPAR up 13%. The following table shows key hotel statistics for the Company’s Las Vegas Strip resorts:

Three months ended September 30,	2011	2010
Occupancy %	95%	93%
Average Daily Rate (ADR)	$124	$111
Revenue per Available Room (REVPAR)	$117	$104

Operating income for the Company’s wholly owned domestic resorts for the third quarter of 2011 was $130 million. Operating income was negatively affected by an $80 million impairment charge at Circus Circus Reno related to the carrying value of its long-lived assets. Excluding the impairment charge, operating income increased 28% compared to the third quarter of 2010. Adjusted Property EBITDA was $348 million in the 2011 quarter, a 10% increase compared to $315 million in the 2010 quarter.

MGM China

The following are the key results for MGM China on a pro forma basis:

•

MGM China earned net revenues of $623 million for the third quarter of 2011 compared to $362 million in the third quarter of 2010. The increase was driven by year-over-year increases in volume for VIP table games, main floor table games, and slots of 83%, 13%, and 52%, respectively. VIP table games hold percentage was within our expected range of 2.7% to 3.0% in the current and prior year periods; and

•

Adjusted Property EBITDA increased to $139 million and included approximately $11 million of expense related to the branding agreement between MGM China and an entity jointly owned by the Company and Ms. Pansy Ho.

MGM China completed its initial public offering of shares on The Stock Exchange of Hong Kong Limited on June 3, 2011 and the Company acquired an additional 1% interest in MGM China, which owns the MGM Macau resort and casino. This acquisition increased the Company’s ownership interest to 51% and, as a result, the Company began consolidating MGM China as of June 3, 2011. Prior to June 3, 2011, the results of MGM Macau were accounted for under the equity method of accounting.

The schedules accompanying this release provide pro forma information for MGM China, presented for the three and nine month periods ended September 30, 2011 and 2010, as if the acquisition of the Company’s controlling interest occurred as of January 1, 2010.

Income (Loss) from Unconsolidated Affiliates

The following table summarizes information related to the Company’s income (loss) from unconsolidated affiliates:

Three months ended September 30,	2011	2010
	(In thousands)
CityCenter	$(7,723)	$(37,893)
MGM Macau	—	29,372
Other	8,262	9,924

	$539	$1,403

The Company’s share of CityCenter’s operating losses in the prior year includes the effect of a residential inventory impairment charge of $38 million.

Results for CityCenter Holdings, LLC for the third quarter of 2011 include the following (see schedules accompanying this release for further detail on CityCenter’s third quarter results):

•	Net revenue from resort operations increased to $255 million compared to $248 million in the prior year quarter;
•	Adjusted Property EBITDA from resort operations was $50 million, an increase of 26% compared to the prior year quarter;
•

Aria’s Adjusted Property EBITDA was $40 million. Aria’s hold percentage was above the high end of its normal range in the current quarter, but lower than the prior year hold percentage by approximately 400 basis points;

•	Aria’s occupancy percentage was 87% and its ADR was $200, resulting in REVPAR of $173, a 22% increase compared to the prior year third quarter;
•	Vdara earned $5 million in Adjusted Property EBITDA; and
•	Crystals earned $6 million in Adjusted Property EBITDA.

Financial Position

In September 2011, the Company borrowed an additional $879 million under its senior credit facility to increase its capacity for issuing additional secured indebtedness; these borrowings were repaid immediately after quarter end. As a result, the Company had a higher than normal cash balance at September 30, 2011 of $1.8 billion, which also included approximately $494 million of cash and cash equivalents related to MGM China. At September 30, 2011, the Company had approximately $13.6 billion of indebtedness (with a carrying value of $13.5 billion) including approximately $551 million of borrowings outstanding on the MGM Macau credit facility. Giving effect to the repayment it made on October 3, 2011, the Company had approximately $1.2 billion of available borrowing capacity under its senior credit facility.

“We continue to make strategic investments to maximize earnings and are focused on domestic and international expansion opportunities,” said Dan D’Arrigo, MGM Resorts International Executive Vice President, CFO and Treasurer. “We believe cash flow at our wholly owned resorts, CityCenter and MGM China will continue to improve, allowing us to further strengthen our balance sheet.”

Conference Call Details

MGM Resorts International will host a conference call at 11:00 a.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through www.mgmresorts.com under the investors section or by calling 1-877-274-9221 for Domestic callers and 1-706-634-6528 for International callers. The conference call access code is 17370604. A replay of the call will be available through Thursday, November 10, 2011. The replay may be accessed by dialing 1-855-859-2056 or 1-404-537-3406. The replay access code is 17370604. The call will also be archived at www.mgmresorts.com.

1            REVPAR is hotel Revenue per Available Room.

2            “Adjusted EBITDA” is earnings before interest and other non-operating income (expense), taxes, depreciation and amortization, preopening and start-up expenses, and property transactions, net, and the gain on the MGM China transaction. “Adjusted Property EBITDA” is Adjusted EBITDA before corporate expense and stock compensation expense related to the MGM Resorts stock option plan, which is not allocated to each property. MGM China recognizes stock compensation expense related to its stock compensation plan which is included in the calculation of Adjusted Property EBITDA for MGM China. Adjusted EBITDA information is presented solely as a supplemental disclosure to reported GAAP measures because management believes these measures are 1) widely used measures of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies.

Management believes that while items excluded from Adjusted EBITDA and Adjusted Property EBITDA may be recurring in nature and should not be disregarded in evaluation of the Company’s earnings performance, it is useful to exclude such items when analyzing current results and trends compared to other periods because these items can vary significantly depending on specific underlying transactions or events that may not be comparable between the periods being presented. Also, management believes excluded items may not relate specifically to current operating trends or be indicative of future results. For example, pre-opening and start-up expenses will be significantly different in periods when the Company is developing and constructing a major expansion project and will depend on where the current period lies within the development cycle, as well as the size and scope of the project(s). Property transactions, net includes normal recurring disposals, gains and losses on sales of assets related to specific assets within the Company’s resorts, but also includes gains or losses on sales of an entire operating resort or a group of resorts and impairment charges on entire asset groups or investments in unconsolidated affiliates, which may not be comparable period over period.

In addition, capital allocation, tax planning, financing and stock compensation awards are all managed at the corporate level. Therefore, management uses Adjusted Property EBITDA as the primary measure of the Company’s operating resorts’ performance.

*        *        *

About MGM Resorts International

MGM Resorts International (NYSE: MGM) is one of the world’s leading global hospitality companies, operating a peerless portfolio of destination resort brands, including Bellagio, MGM Grand, Mandalay Bay and The Mirage. In addition to its 51% interest in MGM China Holdings Limited, which owns the MGM Macau resort and casino, the Company has significant holdings in gaming, hospitality and entertainment, owns and operates 15 properties located in Nevada, Mississippi and Michigan, and has 50% investments in three other properties in Nevada and Illinois. One of those investments is CityCenter, an unprecedented urban resort destination on the Las Vegas Strip featuring its centerpiece ARIA Resort & Casino. Leveraging MGM Resorts’ unmatched amenities, the M life loyalty program delivers one-of-a-kind experiences, insider privileges and personalized rewards for guests at the Company’s renowned properties nationwide. Through its hospitality management subsidiary, the Company holds a growing number of development and management agreements for casino and non-casino resort projects around the world. MGM Resorts International supports responsible gaming and has implemented the American Gaming Association’s Code of Conduct for Responsible Gaming at its gaming properties. The Company has been honored with numerous awards and recognitions for its industry-leading Diversity Initiative, its community philanthropy programs and the Company’s commitment to sustainable development and operations. For more information about MGM Resorts International, visit the Company’s website at www.mgmresorts.com.

Statements in this release that are not historical facts are forward-looking statements involving risks and/or uncertainties, including those described in the company’s public filings with the Securities and Exchange Commission. We have based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding future operating results, liquidity to pay future indebtedness and potential economic recoveries. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include effects of economic conditions and market conditions in the markets in which we operate and competition with other destination travel locations throughout the United States and the world, the design, timing and costs of expansion projects, risks relating to international operations, permits, licenses, approvals and other contingencies in connection with growth in new or existing jurisdictions and additional risks and uncertainties described in our Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.

MGM RESORTS CONTACTS:

Investment Community	News Media
DANIEL D’ARRIGO	ALAN M. FELDMAN
Executive Vice President, CFO & Treasurer	Senior Vice President of Public Affairs
(702) 693-8895	(702) 650-6947 or afeldman@mgmresorts.com

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Revenues:
Casino	$1,241,959	$643,395	$2,629,674	$1,862,039
Rooms	405,173	352,766	1,170,301	1,039,472
Food and beverage	369,484	343,180	1,078,268	1,019,553
Entertainment	132,350	123,907	382,037	364,524
Retail	55,509	52,618	155,951	147,569
Other	128,204	124,033	371,253	354,288
Reimbursed costs	87,144	88,551	262,914	272,235

	2,419,823	1,728,450	6,050,398	5,059,680
Less: Promotional allowances	(186,236)	(161,333)	(497,975)	(478,981)

	2,233,587	1,567,117	5,552,423	4,580,699

Expenses:
Casino	795,652	356,218	1,632,382	1,067,025
Rooms	125,864	111,711	366,736	320,466
Food and beverage	214,412	197,836	628,559	585,123
Entertainment	96,889	91,129	279,605	272,386
Retail	32,641	32,093	94,279	90,671
Other	90,021	88,144	256,710	250,298
Reimbursed costs	87,144	88,551	262,914	272,235
General and administrative	304,049	292,456	875,193	850,914
Corporate expense	43,523	30,715	120,024	87,543
Preopening and start-up expenses	—	30	(316)	4,061
Property transactions, net	81,837	326,681	82,828	1,453,652
Gain on MGM China transaction	—	—	(3,496,005)	—
Depreciation and amortization	249,520	158,857	579,384	486,757

	2,121,552	1,774,421	1,682,293	5,741,131

Income (loss) from unconsolidated affiliates	539	1,403	95,909	(105,709)

Operating income (loss)	112,574	(205,901)	3,966,039	(1,266,141)

Non-operating income (expense):
Interest expense	(272,542)	(285,139)	(812,680)	(840,483)
Non-operating items from unconsolidated affiliates	(24,692)	(27,185)	(92,984)	(82,109)
Other, net	(1,595)	7,298	(18,567)	157,742

	(298,829)	(305,026)	(924,231)	(764,850)

Income (loss) before income taxes	(186,255)	(510,927)	3,041,808	(2,030,991)
Benefit for income taxes	79,680	192,936	212,437	732,783

Net income (loss)	(106,575)	(317,991)	3,254,245	(1,298,208)
Less: net income attributable to noncontrolling interests	(17,211)	—	(25,917)	—

Net income (loss) attributable to MGM Resorts International	$(123,786)	$(317,991)	$3,228,328	$(1,298,208)

Per share of common stock:
Basic:
Net Income (loss) attributable to MGM Resorts International	$(0.25)	$(0.72)	$6.61	$(2.94)

Weighted average shares outstanding	488,636	441,328	488,595	441,289

Diluted:
Net Income (loss) attributable to MGM Resorts International	$(0.25)	$(0.72)	$5.83	$(2.94)

Weighted average shares outstanding	488,636	441,328	558,544	441,289

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

(Unaudited)

	September 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$1,815,125	$498,964
Accounts receivable, net	463,407	321,894
Inventories	104,279	96,392
Income tax receivable	—	175,982
Deferred income taxes	79,458	110,092
Prepaid expenses and other	259,538	252,321

Total current assets	2,721,807	1,455,645

Property and equipment, net	14,868,394	14,554,350

Other assets:
Investments in and advances to unconsolidated affiliates	1,659,719	1,923,155
Goodwill	2,905,378	86,353
Other intangible assets, net	5,120,662	342,804
Deposits and other assets, net	577,063	598,738

Total other assets	10,262,822	2,951,050

	$27,853,023	$18,961,045

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$158,477	$167,084
Income taxes payable	2,639	—
Current portion of long-term debt	351,608	—
Accrued interest on long-term debt	240,780	211,914
Other accrued liabilities	1,261,843	867,223

Total current liabilities	2,015,347	1,246,221

Deferred income taxes	2,603,418	2,469,333
Long-term debt	13,099,074	12,047,698
Other long-term obligations	193,578	199,248
Stockholders’ equity:
Common stock, $.01 par value: authorized 1,000,000,000 shares, issued and outstanding 488,643,408 and 488,513,351 shares	4,886	4,885
Capital in excess of par value	4,085,783	4,060,826
Retained earnings (accumulated deficit)	2,161,463	(1,066,865)
Accumulated other comprehensive loss	(3,276)	(301)

Total MGM Resorts International stockholders’ equity	6,248,856	2,998,545
Noncontrolling interests	3,692,750	—

Total equity	9,941,606	2,998,545

	$27,853,023	$18,961,045

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

SUPPLEMENTAL DATA - NET REVENUES

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Bellagio	$275,884	$270,219	$805,892	$769,312
MGM Grand Las Vegas	243,037	232,667	707,618	711,335
Mandalay Bay	199,166	186,285	587,525	548,019
The Mirage	140,989	152,536	433,912	426,062
Luxor	88,203	81,851	252,420	239,979
New York-New York	68,449	65,078	202,147	187,805
Excalibur	67,831	65,930	196,341	191,320
Monte Carlo	65,321	57,786	193,602	168,965
Circus Circus Las Vegas	56,559	52,541	149,694	143,176
MGM Grand Detroit	139,049	133,415	425,189	407,629
Beau Rivage	89,713	87,006	261,448	256,579
Gold Strike Tunica	40,415	41,265	108,485	117,634
Other resort operations	34,759	33,888	96,840	96,793

Wholly owned domestic resorts	1,509,375	1,460,467	4,421,113	4,264,608

MGM China(1)	623,050	—	816,034	—
Management and other operations	101,162	106,650	315,276	316,091

	$2,233,587	$1,567,117	$5,552,423	$4,580,699

(1)	For the nine months ended September 30, 2011, represents the net revenues of MGM China Holdings Limited (“MGM China”) from June 3, 2011 (the first day of the Company’s majority ownership of MGM China) through September 30, 2011.

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

SUPPLEMENTAL DATA - ADJUSTED PROPERTY EBITDA

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Bellagio	$74,251	$75,858	$205,522	$195,137
MGM Grand Las Vegas	42,221	40,011	114,646	130,604
Mandalay Bay	41,372	30,435	129,417	96,177
The Mirage	25,406	31,980	82,145	80,624
Luxor	21,065	14,114	60,020	44,455
New York-New York	22,738	21,943	66,089	59,561
Excalibur	17,463	15,881	51,974	49,158
Monte Carlo	14,466	7,930	43,870	24,038
Circus Circus Las Vegas	8,898	6,126	20,524	13,350
MGM Grand Detroit	39,897	40,466	125,593	118,436
Beau Rivage	25,501	17,637	57,925	51,040
Gold Strike Tunica	13,464	11,704	21,219	31,590
Other resort operations	852	1,302	(2)	1,302

Wholly owned domestic resorts	347,594	315,387	978,942	895,472

MGM China(1)	139,326	—	185,748	—
MGM Macau (50%)(2)	—	29,372	115,219	71,165
CityCenter (50%)(3)	(7,723)	(37,893)	(46,029)	(212,066)
Other unconsolidated resorts(3)	8,262	9,924	26,719	35,484
Management and other operations	4,637	(9,490)	6,159	(16,917)

	$492,096	$307,300	$1,266,758	$773,138

(1)	For the nine months ended September 30, 2011, represents the net revenues of MGM China Holdings Limited (“MGM China”) from June 3, 2011 (the first day of the Company’s majority ownership of MGM China) through September 30, 2011.
(2)	Represents the Company’s share of operating income (loss), adjusted for the effect of certain basis differences for the three and nine months ended September 30, 2010 and the approximately five months ended June 2, 2011
(3)	Represents the Company’s share of operating income (loss) before preopening expense, adjusted for the effect of certain basis differences.

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA AND ADJUSTED EBITDA

(In thousands)

(Unaudited)

Three Months Ended September 30, 2011

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$50,943	$—	$503	$22,805	$74,251
MGM Grand Las Vegas	22,945	—	1	19,275	42,221
Mandalay Bay	19,313	—	53	22,006	41,372
The Mirage	6,708	—	1,291	17,407	25,406
Luxor	11,775	—	2	9,288	21,065
New York-New York	17,043	—	—	5,695	22,738
Excalibur	12,477	—	13	4,973	17,463
Monte Carlo	9,209	—	5	5,252	14,466
Circus Circus Las Vegas	4,192	—	2	4,704	8,898
MGM Grand Detroit	29,991	—	—	9,906	39,897
Beau Rivage	15,614	—	(7)	9,894	25,501
Gold Strike Tunica	10,083	—	—	3,381	13,464
Other resort operations	(79,990)	—	79,658	1,184	852

Wholly owned domestic resorts	130,303	—	81,521	135,770	347,594

MGM China	40,788	—	294	98,244	139,326
CityCenter (50%)	(7,723)	—	—	—	(7,723)
Other unconsolidated resorts	8,262	—	—	—	8,262
Management and other operations	1,000	—	6	3,631	4,637

	172,630	—	81,821	237,645	492,096

Stock compensation	(8,707)	—	—	—	(8,707)
Corporate	(51,349)	—	16	11,875	(39,458)

	$112,574	$—	$81,837	$249,520	$443,931

Three Months Ended September 30, 2010

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$52,040	$—	$(18)	$23,836	$75,858
MGM Grand Las Vegas	20,855	—	(45)	19,201	40,011
Mandalay Bay	5,023	—	2,181	23,231	30,435
The Mirage	16,104	—	450	15,426	31,980
Luxor	3,666	—	11	10,437	14,114
New York-New York	14,307	—	763	6,873	21,943
Excalibur	10,300	—	—	5,581	15,881
Monte Carlo	(1,954)	—	3,765	6,119	7,930
Circus Circus Las Vegas	1,024	—	4	5,098	6,126
MGM Grand Detroit	30,724	—	(484)	10,226	40,466
Beau Rivage	4,950	—	348	12,339	17,637
Gold Strike Tunica	7,532	—	549	3,623	11,704
Other resort operations	(3)	—	(1)	1,306	1,302

Wholly owned domestic resorts	164,568	—	7,523	143,296	315,387

MGM Macau (50%)	29,372	—	—	—	29,372
CityCenter (50%)	(37,893)	—	—	—	(37,893)
Other unconsolidated resorts	9,924	—	—	—	9,924
Management and other operations	(13,563)	30	—	4,043	(9,490)

	152,408	30	7,523	147,339	307,300

Stock compensation	(8,599)	—	—	—	(8,599)
Corporate	(349,710)	—	319,158	11,518	(19,034)

	$(205,901)	$30	$326,681	$158,857	$279,667

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA AND ADJUSTED EBITDA

(In thousands)

(Unaudited)

Nine Months Ended September 30, 2011

	Operating income (loss)	Preopening and start-up expenses	Gain on MGM China transaction & Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$132,489	$—	$820	$72,213	$205,522
MGM Grand Las Vegas	56,837	—	1	57,808	114,646
Mandalay Bay	63,365	—	69	65,983	129,417
The Mirage	35,123	—	1,330	45,692	82,145
Luxor	31,599	—	8	28,413	60,020
New York-New York	48,325	—	(85)	17,849	66,089
Excalibur	36,530	—	223	15,221	51,974
Monte Carlo	26,690	—	33	17,147	43,870
Circus Circus Las Vegas	6,343	—	(6)	14,187	20,524
MGM Grand Detroit	95,820	—	372	29,401	125,593
Beau Rivage	25,764	—	51	32,110	57,925
Gold Strike Tunica	11,028	—	—	10,191	21,219
Other resort operations	(83,323)	—	79,675	3,646	(2)

Wholly owned domestic resorts	486,590	—	82,491	409,861	978,942

MGM China	60,236	—	307	125,205	185,748
MGM Macau (50%)	115,219	—	—	—	115,219
CityCenter (50%)	(46,029)	—	—	—	(46,029)
Other unconsolidated resorts	26,719	—	—	—	26,719
Management and other operations	(4,289)	(316)	1	10,763	6,159

	638,446	(316)	82,799	545,829	1,266,758

Stock compensation	(26,912)	—	—	—	(26,912)
Corporate	3,354,505	—	(3,495,976)	33,555	(107,916)

	$3,966,039	$(316)	$(3,413,177)	$579,384	$1,131,930

Nine Months Ended September 30, 2010

	Operating income (loss)	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Bellagio	$122,871	$—	$(125)	$72,391	$195,137
MGM Grand Las Vegas	72,134	—	(45)	58,515	130,604
Mandalay Bay	23,758	—	2,840	69,579	96,177
The Mirage	29,535	—	311	50,778	80,624
Luxor	12,237	—	1	32,217	44,455
New York-New York	31,737	—	6,858	20,966	59,561
Excalibur	31,103	—	784	17,271	49,158
Monte Carlo	1,928	—	3,765	18,345	24,038
Circus Circus Las Vegas	(2,529)	—	229	15,650	13,350
MGM Grand Detroit	88,391	—	(484)	30,529	118,436
Beau Rivage	13,768	—	351	36,921	51,040
Gold Strike Tunica	21,336	—	(551)	10,805	31,590
Other resort operations	(2,827)	—	4	4,125	1,302

Wholly owned domestic resorts	443,442	—	13,938	438,092	895,472

MGM Macau (50%)	71,165	—	—	—	71,165
CityCenter (50%)	(215,560)	3,494	—	—	(212,066)
Other unconsolidated resorts	35,484	—	—	—	35,484
Management and other operations	(28,699)	567	—	11,215	(16,917)

	305,832	4,061	13,938	449,307	773,138

Stock compensation	(26,156)	—	—	—	(26,156)
Corporate	(1,545,817)	—	1,439,714	37,450	(68,653)

	$(1,266,141)	$4,061	$1,453,652	$486,757	$678,329

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS)

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Adjusted EBITDA	$443,931	$279,667	$1,131,930	$678,329
Preopening and start-up expenses	—	(30)	316	(4,061)
Property transactions, net	(81,837)	(326,681)	(82,828)	(1,453,652)
Gain on MGM China transaction	—	—	3,496,005	—
Depreciation and amortization	(249,520)	(158,857)	(579,384)	(486,757)

Operating income (loss)	112,574	(205,901)	3,966,039	(1,266,141)

Non-operating income (expense):
Interest expense	(272,542)	(285,139)	(812,680)	(840,483)
Other, net	(26,287)	(19,887)	(111,551)	75,633

	(298,829)	(305,026)	(924,231)	(764,850)

Income (loss) before income taxes	(186,255)	(510,927)	3,041,808	(2,030,991)
Benefit for income taxes	79,680	192,936	212,437	732,783

Net income (loss)	(106,575)	(317,991)	3,254,245	(1,298,208)
Less: net income attributable to noncontrolling interests	(17,211)	—	(25,917)	—

Net income (loss) attributable to MGM Resorts International	$(123,786)	$(317,991)	$3,228,328	$(1,298,208)

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES

SUPPLEMENTAL DATA - HOTEL STATISTICS - LAS VEGAS STRIP

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Bellagio
Occupancy %	96.8%	94.8%	94.7%	93.5%
Average daily rate (ADR)	$230	$198	$226	$201
Revenue per available room (REVPAR)	$222	$187	$214	$188

MGM Grand Las Vegas
Occupancy %	95.4%	94.6%	94.3%	94.1%
ADR	$129	$112	$130	$115
REVPAR	$123	$106	$123	$108

Mandalay Bay
Occupancy %	95.7%	91.2%	93.5%	90.0%
ADR	$175	$164	$176	$160
REVPAR	$168	$149	$165	$144

The Mirage
Occupancy %	96.7%	95.8%	95.8%	93.3%
ADR	$140	$129	$145	$132
REVPAR	$136	$124	$138	$124

Luxor
Occupancy %	94.6%	92.1%	91.8%	89.7%
ADR	$87	$82	$90	$84
REVPAR	$83	$76	$83	$75

New York-New York
Occupancy %	95.3%	93.2%	94.5%	92.1%
ADR	$108	$97	$108	$100
REVPAR	$103	$90	$102	$92

Excalibur
Occupancy %	92.4%	94.9%	90.0%	89.6%
ADR	$70	$63	$72	$66
REVPAR	$65	$60	$65	$59

Monte Carlo
Occupancy %	97.2%	95.5%	94.8%	91.4%
ADR	$99	$86	$98	$87
REVPAR	$96	$82	$93	$80

Circus Circus Las Vegas
Occupancy %	88.1%	86.8%	76.2%	78.9%
ADR	$52	$45	$54	$45
REVPAR	$46	$39	$41	$36

CITYCENTER HOLDINGS, LLC

SUPPLEMENTAL DATA - NET REVENUES

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Aria	$214,347	$220,008	$672,810	$537,352
Vdara	20,060	10,859	55,230	28,629
Crystals	11,345	9,182	34,229	22,952
Mandarin Oriental	9,064	7,469	30,309	21,527

Resort operations	254,816	247,518	792,578	610,460
Residential operations	5,186	165,965	20,328	464,417

	$260,002	$413,483	$812,906	$1,074,877

CITYCENTER HOLDINGS, LLC

RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Adjusted EBITDA	$46,090	$52,357	$157,978	$52,419
Preopening and start-up expenses	—	—	—	(6,202)
Property transactions, net	(6)	(354,981)	(53,362)	(583,079)
Depreciation and amortization	(86,093)	(80,822)	(271,270)	(230,004)

Operating loss	(40,009)	(383,446)	(166,654)	(766,866)

Non-operating income (expense):
Interest expense - sponsor notes, net	(20,092)	(23,409)	(57,699)	(67,872)
Interest expense - other, net	(47,665)	(42,221)	(142,714)	(106,495)
Other, net	1,129	(176)	(20,566)	(4,885)

	(66,628)	(65,806)	(220,979)	(179,252)

Net loss	$(106,637)	$(449,252)	$(387,633)	$(946,118)

CITYCENTER HOLDINGS, LLC

RECONCILIATION OF OPERATING LOSS TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

Three Months Ended September 30, 2011

	Operating loss	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(23,147)	$—	$—	$63,566	$40,419
Vdara	(5,387)	—	—	10,173	4,786
Crystals	(648)	—	—	6,619	5,971
Mandarin Oriental	(5,782)	—	—	4,449	(1,333)

Resort operations	(34,964)	—	—	84,807	49,843
Residential operations	(976)	—	—	1,198	222
Development and administration	(4,069)	—	6	88	(3,975)

	$(40,009)	$—	$6	$86,093	$46,090

Three Months Ended September 30, 2010

	Operating loss	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(19,594)	$—	$—	$60,965	$41,371
Vdara	(9,646)	—	—	9,059	(587)
Crystals	(3,158)	—	—	5,599	2,441
Mandarin Oriental	(7,935)	—	—	4,311	(3,624)

Resort operations	(40,333)	—	—	79,934	39,601
Residential operations	(50,002)	—	75,759	308	26,065
Development and administration	(293,111)	—	279,222	580	(13,309)

	$(383,446)	$—	$354,981	$80,822	$52,357

CITYCENTER HOLDINGS, LLC

RECONCILIATION OF OPERATING LOSS TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

Nine Months Ended September 30, 2011

	Operating loss	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(57,000)	$—	$—	$205,473	$148,473
Vdara	(15,127)	—	—	28,547	13,420
Crystals	(3,037)	—	—	20,322	17,285
Mandarin Oriental	(14,968)	—	—	13,966	(1,002)

Resort operations	(90,132)	—	—	268,308	178,176
Residential operations	(63,044)	—	52,624	2,628	(7,792)
Development and administration	(13,478)	—	738	334	(12,406)

	$(166,654)	$—	$53,362	$271,270	$157,978

Nine Months Ended September 30, 2010

	Operating loss	Preopening and start-up expenses	Property transactions, net	Depreciation and amortization	Adjusted EBITDA
Aria	$(160,725)	$—	$—	$173,061	$12,336
Vdara	(31,175)	—	—	26,182	(4,993)
Crystals	(10,405)	—	—	16,013	5,608
Mandarin Oriental	(23,629)	—	—	12,065	(11,564)

Resort operations	(225,934)	—	—	227,321	1,387
Residential operations	(227,594)	—	303,857	914	77,177
Development and administration	(313,338)	6,202	279,222	1,769	(26,145)

	$(766,866)	$6,202	$583,079	$230,004	$52,419

CITYCENTER HOLDINGS, LLC

SUPPLEMENTAL DATA - HOTEL STATISTICS

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Aria
Occupancy %	86.6%	81.6%	87.4%	74.8%
ADR	$200	$175	$201	$181
REVPAR	$173	$142	$176	$136

Vdara
Occupancy %	83.8%	69.8%	86.0%	66.1%
ADR	$157	$141	$158	$144
REVPAR	$131	$99	$136	$96

MGM CHINA (1)

SUPPLEMENTAL PRO FORMA INFORMATION

NET REVENUES AND RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS)

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Net revenues	$623,049	$362,306	$1,887,064	$1,001,339

Adjusted EBITDA (2)	$139,326	$83,841	$455,755	$215,690
Property transactions, net	(294)	(51)	(804)	(409)
Depreciation and amortization (3)	(89,933)	(93,416)	(268,867)	(280,192)

Operating income (loss)	49,099	(9,626)	186,084	(64,911)
Non-operating income (expense)	(6,889)	(10,541)	(18,616)	(37,454)

Income (loss) before income taxes	42,210	(20,167)	167,468	(102,365)
Provision for income taxes	(5,302)	(11)	(20,383)	(33)

Net income (loss)	$36,908	$(20,178)	$147,085	$(102,398)

(1)	Supplemental pro forma information for MGM China is presented for the three and nine month periods ended September 30, 2011 and 2010 as if management control had occurred as of the beginning of each period presented. This information is presented on a U.S. GAAP basis and includes the impact of certain purchase accounting adjustments. This supplemental pro forma information is provided solely for comparative purposes and does not presume to be indicative of what actual results would have been if the change in management control had been completed at the beginning of the periods presented, nor indicative of future results.
(2)	Adjusted EBITDA for the three and nine months ending September 30, 2011 includes expenses related to the branding agreement between MGM China and an entity jointly owned by the Company and Ms. Pansy Ho of $11 million for the three months ended September 30, 2011 and $14 million for the period from June 3, 2011 through September 30, 2011. Prior period pro forma information does not include an expense related to the branding agreement.
(3)	Depreciation and amortization for all periods presented includes the pro forma impact of the amortization of certain intangible assets recognized at fair value in purchase accounting.